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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 21, 2002


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                  1-1941                             24-0526133
         (Commission File Number)          (I.R.S. Employer Identification No.)



           1170 EIGHTH AVENUE
         BETHLEHEM, PENNSYLVANIA                      18016-7699
(Address of Principal Executive Offices)               (Zip Code)



                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

                     On October 21, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, setting forth the Company's unaudited financial statements for the third quarter ended September 30, 2002.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit No.                                 Exhibit
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       99.1               Press release of the Company dated October 21, 2002.
















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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 21, 2002
                                          BETHLEHEM STEEL CORPORATION


                                          By: /s/ L. A. Arnett
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                                             L. A. Arnett
                                             Vice President and Controller















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                                  EXHIBIT INDEX

    Exhibit No.                             Description
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       99.1                Press release of the Company dated October 21, 2002.























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